Commitments and contingencies (Tables)	12 Months Ended
Dec. 31, 2022
Commitments and contingencies
Summary of changes in provisions for probable losses arising from labor and tax litigation

	Civil	Labor	Taxes	Total
Balance at December 31, 2020	465	52	849	1,366
Additions	262	720	274	1,256
Business combination	—	4	—	4
Reversals	(393)	(479)	(356)	(1,228)
Balance at December 31, 2021	334	297	767	1,398
Additions	237	1,986	339	2,562
Reversals	(104)	(559)	(123)	(786)
Balance at December 31, 2022	467	1,724	983	3,174

Summary of possible losses from lawsuits

	2022	2021
Civil (a)	8,754	7,032
Labor (b)	2,781	1,972
Total	11,535	9,004
(a)	The civil proceedings relate mainly to customer claims, including those related to the early termination of certain agreements, among others.
(b)	The labor proceedings to which the Company is a party were filed by former employees or suppliers and third-party service providers’ employees seeking joint liability for the acts of the Company’s suppliers and service providers.